                                                                CONFORMED COPY



                              FIRST AMENDMENT dated as of October 11, 2000 (this
                        "Amendment"), to the Credit Agreement dated as of February 22, 2000 (the "Credit Agreement") among UCAR International Inc., a Delaware corporation ("UCAR"), UCAR Global Enterprises Inc., a Delaware corporation
                        ("Global"), UCAR Finance Inc., a Delaware corporation (the "Borrower"), the LC Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent, Collateral Agent and Issuing Bank.

            A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended credit to the Borrower and the LC Subsidiaries, and have agreed to extend credit to the Borrower and the LC Subsidiaries, in each case pursuant to the terms and subject to the conditions set forth therein.

            B. The Borrower has informed the Administrative Agent that it seeks an amendment of the Credit Agreement as set forth herein.

            C. The Required Lenders are willing to agree to such amendment pursuant to the terms and subject to the conditions set forth herein.

            D. Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

            Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

            SECTION 1.   Amendments   to  the   Credit   Agreement.   (a)  The
following new definition is hereby added to Section 1.01 of the Credit Agreement in its appropriate alphabetical position:

                  "Amendment Fee" shall have the meaning assigned to such term in the First Amendment dated as of October 11, 2000 to this Agreement.

            (b) The definition of "Applicable Rate" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Applicable Rate" shall mean, for any day, (a) with respect to
      (i) any Revolving Loan or Tranche A Term Loan or (ii) the commitment fees payable hereunder, the applicable rate per annum set forth under the appropriate caption in Table I below or (b) with respect to any Tranche B Term Loan, the applicable rate per annum set forth under the appropriate caption in Table II below, in each case based upon the Leverage Ratio as of the most recent determination date:

      TABLE I

      ================================================================

                          Eurocurrency     Base Rate   Commitment Fee
       Leverage Ratio:       Spread         Spread          Rate
      ----------------------------------------------------------------
          Category 1
            >3.75      2.75%          1.75%         0.500%
            -
      ----------------------------------------------------------------
           Category 2
      < 3.7
      and > 3.50       2.63%          1.63%         0.500%
          -
      ----------------------------------------------------------------
          Category 3
        < 3.50
        > 2.75         2.50%          1.50%         0.500%
        -
      ----------------------------------------------------------------
          Category 4
       <2.75
       and >2.50        2.25%          1.25%         0.500%
           -
      ----------------------------------------------------------------
          Category 5
       <2.50
       and >2.25        2.00%          1.00%         0.375%
           -
      ----------------------------------------------------------------
          Category 6
       <2.25
        and >2.00        1.75%          0.75%         0.375%
            -

          Category 7
       <2.00
       and >1.75         1.50%          0.50%         0.375%
           -

          Category 8
            <1.75        1.00%          0.00%         0.375%
      ================================================================


      TABLE II

      ==========================================================

                               Eurocurrency      Base Rate
          Leverage Ratio:         Spread           Spread
      ----------------------------------------------------------
            Category 1
               >3.75         3.00%            2.25%
               -
      ----------------------------------------------------------
            Category 2
          <3.75
          and >3.50          2.88%            2.13%
              -
      ----------------------------------------------------------
            Category 3
          <3.50
          and >2.75          2.75%            2.00%
              -
      ----------------------------------------------------------
            Category 4
          <2.75
          and >2.50          2.75%            2.00%
              -
      ----------------------------------------------------------
            Category 5
          <2.50
         and >2.25           2.50%            1.50%
             -
      ----------------------------------------------------------
            Category 6
          <2.25
          and >2.00          2.50%            1.50%
             -

      ----------------------------------------------------------
             Category 7
          <2.00
          and >1.75          2.50%            1.50%
              -
      ----------------------------------------------------------
            Category 8
               <1.75         2.50%            1.50%
      ==========================================================



      Except as set forth below, the Leverage Ratio used on any date to determine the Applicable Rate shall be that in effect at the fiscal quarter end next preceding the Financial Statement Delivery Date occurring on or most recently prior to such date; provided that at any time when any Financial Statement Delivery Date shall have occurred and the financial statements or the certificate required to have been delivered under
      Section 6.04(a), (b) or (c) by such date have not yet been delivered, the Applicable Rate shall be determined by reference to Category 1 in the applicable  Table.  Notwithstanding  the  foregoing,  until the  Financial
      Statement Delivery Date immediately following June 30, 2000, the Applicable Rate will for all purposes be determined by reference to Category 3 in the applicable Table.

            (c) The definition of "Net Debt" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Net Debt" shall mean, with respect to UCAR, Global, the Borrower and the Subsidiaries on a consolidated basis, at any time, (a) Total Debt at such time minus (b) the aggregate amount held at such time by UCAR, Global, the Borrower and the Subsidiary Loan Parties of (i) Permitted Investments of the type described in clauses (a), (b), (c), (e) and (to the extent analogous to such clauses (a), (b), (c) and (e)) (f) of the definition of Permitted Investments that are denominated in Euros (including Euro-equivalent currencies) or Dollars, mature 30 days or less from the date of determination and are held in jurisdictions from which funds may be freely transferred to the Borrower and (ii) cash denominated in Euros (including Euro-equivalent currencies) or Dollars that are held in jurisdictions from which funds may be freely transferred to the Borrower.

            (d) Section7.01(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (b) In the case of UCAR and Global, incur, create, assume or permit to exist any Indebtedness, except:

                  (i) Indebtedness existing on the Effective Date and set forth on Schedule 7.01;

                  (ii) Indebtedness created under the Loan Documents;

                  (iii) Indebtedness permitted by Section 7.01(a)(v);

                  (iv)  Indebtedness   consisting  of  unsecured  Guarantees  of
            Indebtedness  permitted by clauses (iii), (iv), (vii),  (viii), (x),
            (xi) and (xii) of Section 7.01(a);

                  (v) other unsecured Indebtedness in aggregate principal amount not to exceed at any time outstanding the unused amount of unsecured Indebtedness permitted to be incurred by the Subsidiaries by Section 7.01(a)(xii); and

                  (vi) Indebtedness of UCAR consisting of contingent liabilities or Indebtedness of the type referred to in the proviso contained in the definition of "Unrestricted Subsidiary."

      In addition, UCAR may elect to receive any Restricted Payment permitted to be made to it under Section 7.06 by incurring intercompany Indebtedness to Global.

            (e) Section 7.05(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (h) sales or other dispositions of accounts receivable of Subsidiaries in connection with factoring arrangements so long as the aggregate face amount at any time outstanding of receivables subject to such arrangements does not exceed (i) $70,000,000 in the aggregate or (ii) $20,000,000 for receivables of Domestic Subsidiaries;

            (f) The word "and" at the end of Section 7.05(j) of the Credit Agreement is hereby deleted. The period at the end of Section 7.05(k) is hereby deleted and in lieu thereof a semicolon is inserted in its place.

            (g) A new Section 7.05(l) is hereby inserted  immediately  following
Section 7.05(k) of the Credit Agreement and shall read in its entirety as follows:

                  (l) sales of inventory pursuant to financing arrangements whereby inventory is sold to third parties at a discounted price coupled with the simultaneous formation of a contract to repurchase such inventory at a higher price on a date after such sale so long as the aggregate value of all inventory subject to such arrangements at any time does not exceed $30,000,000 in the aggregate; provided that the difference between the sale price and the repurchase price for each such disposition shall be reasonable in light of the period of time between the applicable sale and repurchase dates.

            (h) Section 7.06(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (b) Global may make any Restricted Payments to UCAR (A) in respect of overhead, tax liabilities, legal, accounting and other professional fees and expenses and any fees and expenses associated with registration statements filed with the Securities and Exchange Commission and ongoing public reporting requirements, in each case to the extent actually incurred by UCAR in connection with the business of maintaining its status as a public company or its ownership of the Capital Stock of Global, the Borrower and the Unrestricted Subsidiaries and (B) to distribute an intercompany note evidencing a loan Global made to UCAR in aggregate principal amount of $382,588,032.18 plus accumulated interest thereon;

            (i) Section 7.11 of the Credit Agreement is hereby amended by inserting the following proviso immediately following the table at the end of such Section:

      ; provided however, that for purposes of calculating the Interest Coverage Ratio to determine compliance with this Section for any four fiscal quarter period ending before July 1, 2001, (A) to the extent that any amount of the Amendment Fee is deducted from the consolidated net income of UCAR, Global, the Borrower and the Subsidiaries and is not added back in by the definition of EBITDA, such amount shall be added back in to EBITDA and (B) Cash Interest Expense shall not include any amounts attributable to the Amendment Fee.

            (j) Section 7.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:


            SECTION 7.12. Leverage Ratio. Permit the ratio (the "Leverage Ratio") of (a) Net Debt as of the last day of any fiscal quarter, which last day occurs in any period set forth below, to (b) EBITDA for the four quarter period ended as of such day to be in excess of the ratio set forth below for such period:

      -------------------------------------------------------------------

       From and Including:       To and Including:           Ratio:
      -------------------------------------------------------------------
         Effective Date          September 30, 2000        4.25 : 1.00
      -------------------------------------------------------------------
         October 1, 2000           June 30, 2001           4.50 : 1.00
      -------------------------------------------------------------------
          July 1, 2001           September 30, 2001        4.00 : 1.00
      -------------------------------------------------------------------
         October 1, 2001         September 30, 2002        4.00 : 1.00
      -------------------------------------------------------------------

      -------------------------------------------------------------------

       From and Including:       To and Including:           Ratio:
      -------------------------------------------------------------------
         October 1, 2002         September 30, 2003        3.75 : 1.00
      -------------------------------------------------------------------
         October 1, 2003         September 30, 2004        3.75 : 1.00
      -------------------------------------------------------------------
         October 1, 2004         September 30, 2005        3.50 : 1.00
      -------------------------------------------------------------------
         October 1, 2005         September 30, 2006        3.50 : 1.00
      -------------------------------------------------------------------
         October 1, 2006         September 30, 2007        3.50 : 1.00
      -------------------------------------------------------------------
         October 1, 2007      Tranche B Maturity Date      3.50 : 1.00
      -------------------------------------------------------------------

      ; provided however, that for purposes of calculating the Leverage Ratio to determine compliance with this Section on any date prior to July 1, 2001,
      (A) Net Debt shall not include Indebtedness incurred to finance the payment of the Amendment Fee and (B) to the extent that any amount of the Amendment Fee is deducted from the consolidated net income of UCAR, Global, the Borrower and the Subsidiaries and is not added back in by the definition of EBITDA, such amount shall be added back in to EBITDA.

            SECTION 2. Conversion of Tranche A Loans. The Borrower shall have a one-time option to convert all or a portion of the Tranche A Term Loans denominated in Dollars outstanding on the Amendment Effective Date into Tranche A Term Loans denominated in Euros upon the last day of the Interest Period applicable to the Tranche A Term Loans as of the Amendment Effective Date. To exercise such option, the Borrower shall so notify the Administrative Agent not later than 12:00 noon, New York time, four Business Days before the last day of the Interest Period applicable to the Tranche A Term Loans, specifying the aggregate principal amount of all Tranche A Term Loans denominated in Dollars to be converted into Tranche A Term Loans denominated in Euros. The principal amount of each Tranche A Term Loan so converted shall be determined based upon the Exchange Rate in effect on the date that is four Business Days before the last day of the Interest Period applicable to such Tranche A Term Loan. The Borrower shall have no further option to convert Tranche A Term Loans between Dollars and Euros after it has exercised the option to convert Tranche A Term Loans pursuant to this Section 2 or if it fails to notify the Administrative Agent of its election to exercise its option pursuant to this Section 2 by the date and time specified above.

            SECTION 3. Representations and Warranties. Each of UCAR, Global and the Borrower represents and warrants to each Lender party hereto that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of the earlier date), and (b) no Default or Event of Default has occurred and is continuing.

            SECTION 4. Effectiveness. This Amendment shall become effective as of the first date (the "Amendment Effective Date") that the following condition is satisfied: the Administrative Agent or its counsel shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, UCAR, Global and the Required Lenders. Notwithstanding the foregoing, Section 2 of this Amendment shall not become effective unless the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Tranche A Term Lenders having Tranche A Term Loans representing at least 51% of the sum of all Tranche A Term Loans outstanding on the Amendment Effective Date.

            SECTION 5. Amendment Fee. The Borrower agrees to pay to each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) on or prior to October 11, 2000 an amendment fee (the
"Amendment Fee") in an amount equal to 0.25% of such Lender's Revolving Commitment (whether used or unused) and outstanding Term Loans , in each case as of the Amendment Effective Date; PROVIDED that the Borrower shall have no liability for any such amendment fee if this Amendment does not become effective. Such amendment fee shall be payable (i) on the Amendment Effective Date, to each Lender entitled to receive such fee as of the Amendment Effective Date and (ii) in the case of any Lender that becomes entitled to such fee after the Amendment Effective Date, within two Business Days after such Lender becomes entitled to such fee.

            SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, the Collateral Agent or the Administrative Agent, under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

            SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

            SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                    UCAR INTERNATIONAL INC.,

                                    by

                                        /S/NANCY M. FALLS
                                        -----------------------------
                                        Name: Nancy M. Falls
                                        Title: Treasurer

                                    UCAR GLOBAL ENTERPRISES INC.,


                                    by

                                        /S/NANCY M. FALLS
                                        -----------------------------
                                        Name: Nancy M. Falls
                                        Title: Treasurer

                                    UCAR FINANCE  INC.,


                                    by

                                        /S/NANCY M. FALLS
                                        -----------------------------
                                        Name: Nancy M. Falls
                                        Title: Treasurer


                                  MORGAN  GUARANTEE TRUST COMPANY OF NEW YORK,
                                    as  a  Lender,  as   Administrative   Agent,
                                    Collateral Agent and Issuing Bank,

                                    by
                                         /S/DEBORAH DESANTIS
                                        -------------------------------
                                        Name: Deborah DeSantis
                                        Title: Vice President

                                   ABN AMRO BANK N.V.,

                                    by  /S/ DAVID A. MANDELL
                                       -------------------------------
                                       Name: David A. Mandell
                                       Title: Senior Vice President

                                   by

                                       /S/ GEORGE DUGAN
                                       -------------------------------
                                       Name: George Dugan
                                       Title: Group Vice President

                                   BANKERS TRUST COMPANY,

                                   by

                                       /S/ SCOTTYE D. LINDSEY
                                       -------------------------------
                                       Name: Scottye D. Lindsey
                                       Title: Vice President

                                   BANK OF AMERICA, N.A.,

                                   by  /S/ EILEEN C. HIGGINS
                                       -------------------------------
                                       Name: Eileen C. Higgins
                                       Title: Vice President

                                   THE BANK OF NEW YORK,

                                   by   /S/ RONALD R. REEDY
                                       -------------------------------
                                       Name: Ronald R. Reedy
                                       Title: Vice President

                                   THE BANK OF NOVA SCOTIA,

                                   by    /S/ JOHN W. CAMPBELL
                                       -------------------------------
                                       Name: John W. Campbell
                                       Title: Unit Head

                                   BANK POLSKA KASA OPIEKI S.A., NEW YORK
                                   BRANCH,

                                   by
                                       /S/ HUSSEIN B. EL-TAWIL
                                       -------------------------------
                                       Name: Hussein B. El-Tawil
                                       Title: Vice President

                                   THE CHASE MANHATTAN BANK,

                                   by
                                       /S/ JAMES H. RAMAGE
                                       -------------------------------
                                       Name: James H. Ramage
                                       Title: Managing Director

                                   CREDIT INDUSTRIEL ET COMMERCIAL,

                                   by
                                       /S/ DAVID WILSON
                                       -------------------------------
                                       Name: David Wilson
                                       Title: Manager

                                   by
                                        /S/ CLIVE CARPENTER
                                       -------------------------------
                                       Name: Clive Carpenter
                                       Title: Manager

                                   CREDIT LYONNAIS NEW YORK BRANCH,

                                   by
                                        /S/ ATTILA KOC
                                       -------------------------------
                                       Name: Attila Koc
                                       Title: Senior Vice President

                                   CREDIT SUISSE FIRST BOSTON,

                                   by
                                       /S/ JOEL GLODOWSKI
                                       -------------------------------
                                       Name: Joel Glodowski
                                       Title: Managing Director
                                   by
                                       /S/ LALITA ADVANI
                                       Name: Lalita Advani
                                       Title: Assistant Vice President


                                   FIRST UNION NATIONAL BANK,

                                   by
                                       /S/ ROBERT A. BROWN
                                       -------------------------------
                                       Name: Robert A. Brown
                                       Title: Vice President

                                   FUJI BANK, LTD.,

                                   by
                                       /S/ NOBUOKI KOIKE
                                       -------------------------------
                                       Name: Nobuoki Koike
                                       Title: Vice President & Senior Team
                                       Leader

                                   THE INDUSTRIAL BANK OF JAPAN, LTD.,

                                   by
                                       /S/ JOHN DIPPO
                                       -------------------------------
                                       Name: John Dippo
                                       Title: Senior Vice President

                                   NATEXIS BANQUES POPULAIRES,

                                   by
                                        /S/ GARY KANIA
                                       Name: Gary Kania
                                       Title: Vice President
                                   by
                                       /S/ JORDAN SADLER
                                       -------------------------------
                                       Name: Jordan Sadler
                                       Title: Assistant Vice President

                                   PNC BANK NATIONAL ASSOCIATION,

                                   by

                                       /S/ LOUIS K. MCLINDEN, JR.
                                       -------------------------------
                                       Name: Louis K. McLinden, Jr.
                                       Title: Vice President

                                   TORONTO DOMINION (NEW YORK), INC.,

                                   by

                                       /S/ DAVID G. PARKER
                                       -------------------------------
                                       Name: David G. Parker
                                       Title: Vice President

                                   CIBC WORLD MARKETS PLC,

                                   by
                                       /S/ NEIL MCMILLAN
                                       -------------------------------
                                       Name: Neil McMillan
                                       Title: Director

                                   NORTHWOODS CAPITAL II, LIMITED,
                                   By: Angelo, Gordon & Co., L.P., as Collateral Manager,

                                   by
                                       /S/ JOHN W. FRASER
                                       -------------------------------
                                       Name: John W. Fraser
                                       Title:


                                   TRITON CDO IV, LIMITED,
                                   By: INVESCO Senior Secured Management, Inc.,
                                   as Investment Advisor,

                                   by
                                       /S/ GREGORY STOECKLE
                                       -------------------------------
                                       Name: Gregory Stoeckle
                                       Title: Authorized Signatory

                                   AVALON CAPITAL LTD.,
                                   By: INVESCO Senior Secured Management, Inc.,
                                   as Portfolio Advisor,

                                   by
                                       /S/ GREGORY STOECKLE
                                       -------------------------------
                                       Name: Gregory Stoeckle
                                       Title: Authorized Signatory

                                   ARCHIMEDES FUNDING II, LTD.,
                                   By: ING Capital Advisors LLC,
                                   as Collateral Manager

                                   by
                                       /S/ JONATHAN DAVID
                                       -------------------------------
                                       Name: Jonathan David
                                       Title: Vice President

                                   ARCHIMEDES FUNDING III, LTD.,
                                   By: ING Capital Advisors LLC,
                                   as Collateral Manager

                                   by
                                       /S/ JONATHAN DAVID
                                       -------------------------------
                                       Name: Jonathan David
                                       Title: Vice President

                                   SEQUILS-ING I (HBDGM), LTD.,
                                   By: ING Capital Advisors LLC,
                                   as Collateral Manager

                                   by
                                       /S/ JONATHAN DAVID
                                       -------------------------------
                                       Name: Jonathan David
                                       Title: Vice President

                                   SWISS LIFE US RAINBOW LIMITED,
                                   By: ING Capital Advisors LLC,
                                   as Investment Manager

                                   by
                                       /S/ JONATHAN DAVID
                                       -------------------------------
                                       Name: Jonathan David
                                       Title: Vice President

                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION,

                                   by
                                       /S/ GREGORY HONG
                                       -------------------------------
                                       Name: Gregory Hong
                                       Title: Duly Authorized Signatory

                                   KZH CYPRESSTREE LLC,

                                   by
                                       /S/ KIMBERLY ROWE
                                       -------------------------------
                                       Name: Kimberly Rowe
                                       Title: Authorized Agent

                                   KZH ING I LLC,

                                   by
                                       /S/ KIMBERLY ROWE
                                       -------------------------------
                                       Name: Kimberly Rowe
                                       Title: Authorized Agent

                                   KZH ING 2 LLC,

                                   by
                                       /S/ KIMBERLY ROWE
                                       -------------------------------
                                       Name: Kimberly Rowe
                                       Title: Authorized Agent

                                   KZH ING 3 LLC,

                                   by
                                       /S/ KIMBERLY ROWE
                                       -------------------------------
                                       Name: Kimberly Rowe
                                       Title: Authorized Agent

                                   KZH LANGDALE LLC,

                                   by
                                       /S/ KIMBERLY ROWE
                                       -------------------------------
                                       Name: Kimberly Rowe
                                       Title: Authorized Agent

                                   KZH RIVERSIDE LLC,

                                   by
                                       /S/ KIMBERLY ROWE
                                       -------------------------------
                                       Name: Kimberly Rowe
                                       Title: Authorized Agent

                                   KZH SOLEIL 2 LLC,

                                   by
                                       /S/ KIMBERLY ROWE
                                       -------------------------------
                                       Name: Kimberly Rowe
                                       Title: Authorized Agent

                                   ARES III CLO LTD.,
                                   By: ARES CLO Management LLC
                                   Investment Manager,

                                   by
                                       /S/ SETH J. BRUFSKY
                                       -------------------------------
                                       Name: Seth J. Brufsky
                                       Title: Vice President

                                   CITIBANK  N.A.  as  Additional  Investment
                                   Manager  for and on behalf of FIVE
                                   FINANCE CORPORATION,

                                   by
                                       /S/ MARTIN DAVEY
                                       -------------------------------
                                       Name: Martin Davey
                                       Title: Vice President

                                   by
                                       /S/ DANIEL SLOTKIN
                                       -------------------------------
                                       Name: Daniel Slotkin
                                       Title: Vice President

                                   ALLSTATE LIFE INSURANCE COMPANY,

                                   by
                                       /S/ ROBERT B. BODETT
                                       -------------------------------
                                       Name: Robert B. Bodett
                                       Title: Authorized Signatories

                                   by
                                       /S/ PATRICIA W. WILSON
                                       -------------------------------
                                       Name: Patricia W. Wilson
                                       Title: Authorized Signatory

                                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,
                                   By: David L. Babson & Company Inc. as
                                   Investment Adviser,

                                   by
                                       /S/ MARY ANN MCCARTHY
                                       -------------------------------
                                       Name: Mary Ann McCarthy
                                       Title: Managing Director

                                   MAPLEWOOD (CAYMAN) LIMITED,
                                   By: David L. Babson & Company Inc. under
                                   delegated   authority  from Massachusetts
                                   Mutual Life Insurance Company as Investment
                                   Manager,

                                   by
                                       /S/ MARY ANN MCCARTHY
                                       -------------------------------
                                       Name: Mary Ann McCarthy
                                       Title: Managing Director

                                   SIMSBURY CLO, LIMITED,
                                   By: David L. Babson & Company Inc.  under
                                   delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager,

                                   by
                                       /S/ MARY ANN MCCARTHY
                                       -------------------------------
                                       Name: Mary Ann McCarthy
                                       Title: Managing Director

                                   AMMC CDO I, LIMITED,
                                   By: American Money Management Corp. as
                                   Collateral Manager

                                   by
                                       /S/ DAVID P. MEYER
                                       -------------------------------
                                       Name: David P. Meyer
                                       Title: Vice President

                                   CARLYLE HIGH YIELD PARTNERS II, LTD.,

                                   by
                                       /S/ LINDA M. PACE
                                       -------------------------------
                                       Name: Linda M. Pace
                                       Title: Vice President

                                   INDOSUEZ CAPITAL FUNDING IV, L.P.,
                                   By: Indosuez Capital as Portfolio Advisor,

                                   by
                                       /S/ DAN A. SMITH
                                       -------------------------------
                                       Name: Dan A. Smith
                                       Title: Managing Director

                                   BHF (USA) CAPITAL CORPORATION,

                                   by
                                       /S/ A. ALMONTE
                                       -------------------------------
                                       Name: A. Almonte
                                       Title: Associate

                                   by
                                       /S/ D. MCDOUGALL
                                       -------------------------------
                                       Name: D. Mcdougall
                                       Title: Vice President

                                   GALAXY CLO 1999-1, LTD.,
                                   By: SAI Investment Adviser, Inc. it's
                                   Collateral Manager,

                                   by
                                       /S/ THOMAS G. BRANDT
                                       -------------------------------
                                       Name: Thomas G. Brandt
                                       Title: Authorized Agent

                                   ATHENA CDO, LIMITED,
                                   By: Pacific Investment Management
                                   Company LLC, as its Investment Advisor,

                                   by
                                       /S/ MOHAN V. PHANSALKAR
                                       -------------------------------
                                       Name: Mohan V. Phansalkar
                                       Title: Senior Vice President


                                   CAPTIVA III FINANCE LTD.,
                                   as advised by Pacific Investment Management
                                   Company LLC,

                                   by
                                       /S/ DAVID DYER
                                       -------------------------------
                                       Name: David Dyer
                                       Title: Director

                                   DELANO COMPANY,
                                   By: Pacific Investment Management
                                   Company LLC, as its Investment Advisor,

                                   by
                                       /S/ MOHAN V. PHANSALKAR
                                       -------------------------------
                                       Name: Mohan V. Phansalkar
                                       Title: Senior Vice President

                                   MONUMENT CAPITAL LTD., as Assignee,
                                   By: Alliance Capital Management L.P., as
                                   Investment Manager,
                                   By: Alliance Capital Management Corporation,
                                   as General Partner,

                                   by
                                       /S/ SVERKER JOHANSSON
                                       -------------------------------
                                       Name: Sverker Johansson
                                       Title: Vice President

                                   MUZINICH CASHFLOW CBO, LIMITED,

                                   by
                                       /S/ DANIEL NACCARELLA
                                       -------------------------------
                                       Name: Daniel Naccarella
                                       Title: Attorney-In-Fact

                                   MOUNTAIN CAPITAL CLO II LTD.,

                                   by
                                       /S/ DARREN P. RILEY
                                       -------------------------------
                                       Name: Darren P. Riley
                                       Title: Director


                                   Sankaty Advisors, Inc. as Collateral Manager for BRANT POINT CBO 1999-1, LTD., as
                                   Term Lender,

                                   by
                                       /S/ DIANE J. EXTER
                                       -------------------------------
                                       Name: Diane J. Exter
                                       Title: Executive Vice President, Porfolio
                                       Manager

                                   SANKATY HIGH YIELD PARTNERS II, L.P.,

                                   by
                                       /S/ DIANE J. EXTER
                                       -------------------------------
                                       Name: Diane J. Exter
                                       Title: Executive Vice President, Porfolio
                                       Manager

                                   Sankaty Advisors, Inc. as Collateral Manager for GREAT POINT CLO 1999-1, LTD., as
                                   Term Lender,

                                   by
                                       /S/ DIANE J. EXTER
                                       -------------------------------
                                       Name: Diane J. Exter
                                       Title: Executive Vice President, Porfolio
                                       Manager

                                   PUTNAM MASTER INTERMEDIATE INCOME TRUST,

                                   by
                                       /S/ JOHN R. VERANI
                                       -------------------------------
                                       Name: John R. Verani
                                       Title: Vice President

                                   PUTNAM PREMIER INCOME TRUST,

                                   by
                                       /S/ JOHN R. VERANI
                                       -------------------------------
                                       Name: John R. Verani
                                       Title: Vice President

                                 PUTNAM VARIABLE TRUST-PVT DIVERSIFIED
                                 INCOME FUND,

                                   by
                                       /S/ JOHN R. VERANI
                                       -------------------------------
                                       Name: John R. Verani
                                       Title: Vice President

                                   PUTNAM MASTER INCOME TRUST,

                                   by
                                       /S/ JOHN R. VERANI
                                       -------------------------------
                                       Name: John R. Verani
                                       Title: Vice President

                                   OCTAGON INVESTMENT PARTNERS II, LLC,
                                   By: Octagon Credit Investors, LLC as
                                   sub-investment manager,

                                   by
                                       /S/ MICHAEL B. NECHAMKIN
                                       -------------------------------
                                       Name: Michael B. Nechamkin
                                       Title: Portfolio Manager

                                   OCTAGON INVESTMENT PARTNERS III, LTD.,
                                   By: Octagon Credit Investors, LLC as
                                   Portfolio Manager,

                                   by
                                       /S/ MICHAEL B. NECHAMKIN
                                       -------------------------------
                                       Name: Michael B. Nechamkin
                                       Title: Portfolio Manager

                                   ELT LTD.

                                   by
                                       /S/ ANN E. MORRIS
                                       -------------------------------
                                       Name: Ann E. Morris
                                       Title: Authorized Agent

                                   GLENEAGLES TRADING LLC,

                                   by
                                       /S/ ANN E. MORRIS
                                       -------------------------------
                                       Name: Ann E. Morris
                                       Title: Asst. Vice President

                                   WINGED FOOT FUNDING TRUST,

                                   by
                                       /S/ ANN E. MORRIS
                                       -------------------------------
                                       Name: Ann E. Morris
                                       Title: Authorized Agent

                                   PPM SPYGLASS FUNDING TRUST,

                                   by
                                       /S/ ANN E. MORRIS
                                       -------------------------------
                                       Name: Ann E. Morris
                                       Title: Authorized Agent

                                   OLYMPIC FUNDING TRUST, SERIES 1999-1,

                                   by
                                       /S/ ANN E. MORRIS
                                       -------------------------------
                                       Name: Ann E. Morris
                                       Title: Authorized Agent

                                   SAWGRASS TRADING LLC,

                                   by
                                       /S/ ANN E. MORRIS
                                       -------------------------------
                                       Name: Ann E. Morris
                                       Title: Asst. Vice President

                                   KATONAH I, LTD.,

                                   by
                                       /S/ MARC S. DIAGONALE
                                       -------------------------------
                                       Name: Marc S. Diagonale
                                       Title: Treasurer, Katonah Capital LLC as
                                       Manager
                                   by: PPM America, Inc., as Attorney-in-fact,on behalf of JACKSON NATIONAL LIFE INSURANCE COMPANY,

                                   by
                                       /S/ MICHAEL J. HARRINGTON
                                       -------------------------------
                                       Name: Michael J. Harrington
                                       Title: Vice President

                                   HARCH CLO I LTD.,

                                   by
                                       /S/ MICHAEL E. LEWITT
                                       -------------------------------
                                       Name: Michael E. Lewitt
                                       Title: Authorized Signatory

                                   ELF FUNDING TRUST I,
                                   By: Highland Capital Management, L.P. as
                                   Collateral Manager,

                                   by
                                       /S/ JAMES DONDERO, CFA, CPA
                                       -------------------------------
                                       Name: James Dondero, CFA, CPA
                                       Title: President

                                   SENIOR DEBT PORTFOLIO,
                                   By: Boston Management and Research as
                                   Investment Advisor,

                                   by
                                       /S/ SCOTT H. PAGE
                                       -------------------------------
                                       Name: Scott H. Page
                                       Title: Vice President

                                   EATON VANCE SENIOR INCOME TRUST,
                                   By: Eaton Vance Management as Investment
                                   Advisor,

                                   by
                                       /S/ PAYSON F. SWAFFIELD
                                       -------------------------------
                                       Name: Payson F. Swaffield
                                       Title: Vice President

                                   EATON VANCE INSTITUTIONAL SENIOR LOAN FUND,
                                   By: Eaton Vance Management as Investment
                                   Advisor,

                                   by
                                       /S/ SCOTT H. PAGE
                                       -------------------------------
                                       Name: Scott H. Page
                                       Title: Vice President

                                   OXFORD STRATEGIC INCOME FUND,
                                   By: Eaton Vance Management as Investment
                                   Advisor,

                                   by
                                       /S/ SCOTT H. PAGE
                                       -------------------------------
                                       Name: Scott H. Page
                                       Title: Vice President

                                   EATON VANCE CDO III, LTD.,
                                   By: Eaton Vance Management as Investment
                                   Advisor,

                                   by
                                       /S/ SCOTT H. PAGE
                                       -------------------------------
                                       Name: Scott H. Page
                                       Title: Vice President

                                   MELLON FINANCIAL SERVICES,

                                   by
                                       /S/ ROBERT J. REICHENBACH
                                       -------------------------------
                                       Name: Robert J. Reichenbach
                                       Title: AVP

                                   COOPERATIEVE CENTRALE
                                   RAIFFEISEN-BOERENLEENBANK B.A.,

                                   by
                                       /S/ J. SHAW
                                       -------------------------------
                                       Name: J. Shaw
                                       Title: Deputy Manager
                                   by
                                       /S/ SUE HEAD
                                       -------------------------------
                                       Name: Sue Head
                                       Title: Deputy Manager


                                   KEMPER FLOATING RATE FUND,

                                   by
                                       /S/ KELLY D. BABSON
                                       -------------------------------
                                       Name: Kelly D. Babson
                                       Title: Managing Director

                                   LIBERTY-STEIN ROE ADVISOR FLOATING RATE
                                   ADVANTAGE FUND
                                   By: Stein Roe & Farnham Incorporated, as
                                   Advisor,

                                   by
                                       /S/ JAMES R. FELLOWS
                                       -------------------------------
                                       Name: James R. Fellows
                                       Title: Sr. Vice President & Portfolio
                                       Manager

                                   STEIN ROE & FARNHAM CLO I LTD.,
                                   By: Stein Roe & Farnham Incorporated, as
                                   Portfolio Manager,

                                   by
                                       /S/ JAMES R. FELLOWS
                                       -------------------------------
                                       Name: James R. Fellows
                                       Title: Sr. Vice President & Portfolio
                                       Manager

                                   STEIN ROE FLOATING RATE LIMITED LIABILITY
                                   COMPANY,

                                   by
                                       /S/ JAMES R. FELLOWS
                                       -------------------------------
                                       Name: James R. Fellows
                                       Title: Sr. Vice President
                                       Stein Roe & Farnham Incorporated, as
                                       Advisor to the Stein Roe Floating Rate
                                       Limited Liability Company

                                   STANFIELD/RMF TRANSATLANTIC CDO LTD.
                                   By: Stanfield Capital Partners LLC as its
                                   Collateral Manager,

                                   by
                                       /S/ GREGORY L. SMITH
                                       -------------------------------
                                       Name: Gregory L. Smith
                                       Title: Partner

                                   STANFIELD CLO LTD.
                                   By: Stanfield Capital Partners LLC as its
                                   Collateral Manager,

                                   by
                                       /S/ GREGORY L. SMITH
                                       -------------------------------
                                       Name: Gregory L. Smith
                                       Title: Partner

                                   COLUMBUS LOAN FUNDING LTD.,

                                   by
                                       /S/ JORDAN M. STITZER
                                       -------------------------------
                                       Name: Jordan M. Stitzer
                                       Title: Vice President

                                   THE TRAVELERS INSURANCE COMPANY,

                                   by
                                       /S/ JORDAN M. STITZER
                                       -------------------------------
                                       Name: Jordan M. Stitzer
                                       Title: Vice President

                                   TRAVELERS CORPORATE LOAN FUND INC.,

                                   by
                                       /S/ JORDAN M. STITZER
                                       -------------------------------
                                       Name: Jordan M. Stitzer
                                       Title: Vice President

                                   VAN KAMPEN CLO II, LIMITED
                                   BY: VAN KAMPEN MANAGEMENT INC.,
                                   as Collateral Manager,

                                   by
                                       /S/ DARVIN D. PIERCE
                                       -------------------------------
                                       Name: Darvin D. Pierce
                                       Title: Vice President

                                   VAN KAMPEN SENIOR FLOATING RATE FUND,
                                   By: Van Kampen Investment Advisory Corp.

                                   by
                                       /S/ DARVIN D. PIERCE
                                       -------------------------------
                                       Name: Darvin D. Pierce
                                       Title: Vice President

                                   VAN KAMPEN PRIME RATE INCOME TRUST,
                                   By: Van Kampen Investment Advisory Corp.

                                   by
                                       /S/ DARVIN D. PIERCE
                                       -------------------------------
                                       Name: Darvin D. Pierce
                                       Title: Vice President

                                   VAN KAMPEN SENIOR INCOME TRUST,
                                   By: Van Kampen Investment Advisory Corp.

                                   by
                                       /S/ DARVIN D. PIERCE
                                       -------------------------------
                                       Name: Darvin D. Pierce
                                       Title: Vice President